SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2002

        NEW SKY COMMUNICATIONS, INC.(formerly THOROUGHBREDS U.S.A., INC.)
             (Exact name of registrant as specified in its charter)

              New York                2-98684-NY            16-1229730
      (State of incorporation)     (Commission file     (I.R.S. Employer
                                       number)          identification no.)

36 West Main Street, Suite 710, Rochester, New York             14614
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (585) 232-1500

Item 2. Acquisition/Disposition of Assets

           On November 12, 2002, the Company issued the following press release:

NEW SKY COMMUNICATIONS ACQUIRES DOCUMENT SECURITY CONSULTANTS, INC. AND FILES 9 NEW DOCUMENT SECURITY PATENTS WITH THE U.S. PATENT AND TRADEMARK OFFICE

ROCHESTER, NY (INTERNET WIRE) - New Sky Communications Inc. (OTCBB:NSCI), a leading document security and development company that specializes in document security, anti-counterfeiting and brand protection via several patented technologies, today announced that it has acquired all of the stock of Document Security Consultants, Inc., a privately-held wholesale and retail manufacturer of Wicker 2000 security paper products headquartered in Livonia, New York. New Sky said it paid $72,000 and issued 125,000 unregistered, restricted common shares of its stock to acquire the company. Document Security Consultants, Inc. had unaudited revenues of $231,935 in calendar year 2001.

Patrick White, President and Chief Executive Officer of New Sky Communications, noted that this is the company's third acquisition in the past three months in the document security business. On August 5, 2002, New Sky announced the acquisition of Thomas M. Wicker Enterprises, Inc., a research and development company, and Lester Levin, Inc., a worldwide law office supply and digital printing company.

Patrick White said, "The Document Security Consultants, Inc. (DSC) acquisition is a strategic move for New Sky because it will allow us to present our state-of-the-art document security technology to DSC's elite and rapidly growing customer base which includes, Consolidated Graphics, Bristol Myers-Squibb, Kinko's, American Bank Note Company, Blanks USA, Duke and Rutgers Universities, FNMA and the states of Alabama, Kentucky, South Dakota and New York."

David Wicker, President of Document Security Consultants said, "New Sky provides us with the ability to manufacture and market our security paper on a much larger scale. It also gives us a wider range of products for our growing customer base."

New Sky Communications, Inc. also announced that it has filed 9 provisional patents with the United States Patent and Trademark Office.

Thomas Wicker, Vice President of Research and Development, said "The addition of these 9 new technologies to our portfolio of document security patents puts New Sky in a particularly strong position in the security printing industry. I am personally not aware of any other entity that has such an array of anti-counterfeiting protection devices. The 9 new technologies improve detection, authentication and verification as well as prevent forgery, copying, faxing and scanning of documents."

A brief outline of the 9 new technologies is as follows: #1 Anti-scanable security images and verification process and product #2 Security artwork for protection against duplication process and product #3 Negative and Positive security image process and product #4 High and low frequency warning word background process and product #5 Security screen for duplication protection process and product #6 Security photograph with hidden and readable images process and product #7 Software verification system process and product #8 Hidden security barcode process and product #9 Anti-scan, anti-fax, anti-copy, anti-photograph security paper process and product.

New Sky also announced that it opened a new Document Security website www.documentsecurity.com which has samples of its patented document security solutions, solicits security consulting business and acts as an e-commerce site for its patented security paper and hand-held security verifiers.


Contact:
Patrick White
President/CEO
New Sky Communications, Inc.
PATRICK.WHITE@DOCUMENTSECURITY.COM
36 Main Street West
Suite 710
Rochester, NY  14614
Phone (585) 232-1500
Fax:    (585) 232-5960

David Wicker
President
Document Security Consultants, Inc.
Phone: (585) 346-4490
Fax: (585) 346-4493
MICROPERF@AOL.COM

This release contains forward-looking statements regarding expectations for future financial performance, which involve uncertainty and risk. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to, changes in economic and business conditions in the world, increased competitive activity, achieving sales levels to fulfill revenue expectations, consolidation among its competitors and customers, technology advancements, unexpected costs and charges, adequate funding for plans, changes in interest and foreign exchange rates, regulatory and other approvals and failure to implement all plans, for whatever reason. It is not possible to foresee or identify all such factors. Any forward-looking statements in this report are based on current conditions; expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected. The Company makes no commitment to update any forward-looking statement included herein, or disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement.



Item 5. Other Events

           On November 1, 2002 The Company entered into agreements acquiring all of the corporate stock of Document Security Consultants, Inc. and employing its President, David Wicker. The Company also acquired 51% of the corporate stock of Imperial Encryptions, Inc. A copy of the acquisition and employment agreements are annexed hereto as Exhibits.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEW SKY COMMUNICATIONS, INC.
                                                      (Registrant)


                                          By: /S/ PATRICK WHITE
                                              -----------------
                                              Patrick White, President,
DATE: NOVEMBER 12, 2002                       Chairman, Chief Financial Officer

EXHIBIT A.

                                    AGREEMENT


           AGREEMENT made this 1st day of November, 2002 by and between NEW SKY COMMUNICATIONS, INC., a New York corporation with offices at 36 West Main Street, Suite 710, Rochester, New York 14614, hereinafter referred to as "New Sky" and DAVID WICKER, residing at 4507 Red School Road, Dansville, NY 14434; THOMAS M. WICKER, residing at 5908 Stonehill Road, Lakeville, NY 14480; CHRISTINE WICKER, residing at 28 Main Street, Livonia, NY 14487; KENNETH WICKER, residing at 23 Palomino Drive, Rochester, NY 14623; and MICHAEL CATON, residing at 99 Parkwood Road, Rochester, NY 14615; hereinafter referred to collectively as "Shareholders."

           WHEREAS Shareholders are desirous of selling and transferring to New Sky, and New Sky is desirous of acquiring sub-license to certain technology and trade secrets, existing grants of sub-licenses to such technology and all of the outstanding stock of Document Security Consultants Corp. ("DSC") and Imperial Encryptions, Inc.("IE");

           NOW, the parties hereto covenant and agree as follows:

           1. ASSIGNMENT OF SUB-LICENSE RIGHTS AND CORPORATE STOCK. Shareholders do hereby grant to New Sky a sub-license in all of the technology, and trade secrets relating to security paper and anti-counterfeiting technology owned, held or controlled by Shareholders, or any one of them, in any capacity, and set forth in Schedule A annexed hereto and made a part hereof. Each Shareholder also sells, assigns and conveys to New Sky all of their right, title and interest in all existing grants of sub-licenses in such technology and trade secrets as set forth in Schedule B annexed hereto and made a part hereof. In addition, each Shareholder does sell, assign and convey to New Sky all of their outstanding stock of DSC. This transfer shall include the assets of DSC set forth in Schedule C annexed hereto and made a part hereof, which is hereby warranted and represented by Shareholders to be all of the assets of DSC. Christine Wicker does also hereby sell, assign and convey to New Sky all of her outstanding stock of IE.

           2. CONSIDERATION. In consideration of the foregoing, New Sky shall grant to each Shareholder 25,000 unregistered, restricted common shares of New Sky Communications, Inc., in addition New Sky shall pay Shareholder, Christine Wicker, $20,000.00 for her IE stock. In addition, each Shareholder shall be paid a royalty of five percent (5%) of all current and future license and sub-license fees and gross royalties paid to New Sky for licensing third parties to use any of the technology set forth in Schedule A. New Sky shall also assume responsibility to pay a royalty of twenty percent (20%) of all required current license or sub-license fees to the Ralph Wicker Estate, as defined and set forth in Schedule B annexed hereto. In addition, New Sky shall pay to each Shareholder hereunder a royalty of one percent (1%) of the gross sales price of any and all product embodying any technology sub-licensed to New Sky and set forth in Schedule A. Payment shall be made monthly, upon receipt of payment. New Sky agrees to assume and pay the following liabilities of DSC, warranted and represented by Shareholders to be all of the outstanding liabilities of DSC: (1) approximately $40,000.00 to Tucker Printers, (2) approximately $12,000.00 owed Shareholder, David Wicker, and (3) approximately $975.00 in miscellaneous bills and accrued sales commissions. In the event that New Sky shall cease trading publicly for a period of ninety (90) days, if three of the Shareholders so elect, the Shareholder shall have the right to cancel this Agreement, transfer their New Sky stock back to New Sky and receive their respective shares of DSC in return. In addition all assets except the physical assets transferred hereunder shall be transferred back to DSC by New Sky.

           3. CONDITION PRECEDENT: It shall be an express condition precedent of this Agreement that all five parties named herein as Shareholders shall enter into this Agreement and each tender their rights and stock herein set forth to New Sky, or this Agreement shall not commence or take effect.

                     4. WARRANTIES AND REPRESENTATIONS. Each Shareholder, and the Shareholders collectively warrant and represent the following:

                   a) Each Shareholder is the owner and holder, or controller of the right, title and interest in the, trade secrets and intellectual property to which New Sky is herein granted sub-license set forth in Schedule A and that the attached Schedule A contains all of the trade secrets and intellectual property rights in which each Shareholder has an interest or controls as of the date of this Agreement and that such rights are not subject to any assignment, claim, judgment, defense, set-off, lien or encumbrance of any kind.

                   b) Each Shareholder owns free and clear the outstanding stock of DSC, and Christine Wicker owns free and clear fifty-one percent (51%) the outstanding stock of IE, that each stock is fully paid, non-assessable and there exist no outstanding agreements, claims, liens or encumbrances which would interfere with or restrict the assignment or conveyance of such shares and the enjoyment of full rights thereof by New Sky.

                   c) Each Shareholder is the sole and exclusive owner and holder of the grant of sub-license set forth for them in Schedule B annexed hereto and such interests are not subject to any assignment, claim, judgment, defense, set-off, lien or encumbrance of any kind.

           5. RESTRICTIVE COVENANT.

                   a) Each Shareholder acknowledges that the business of DSC and IE and the grant of sub-license herein shall be an integral part of the business of New Sky, and that if any Shareholder should render services similar to those of DSC or IE in competition with New Sky, directly or indirectly, for two (2) years hereafter, the same shall cause New Sky significant financial detriment which could not be precisely determined at the time. Therefore, each Shareholder acknowledges that he or she has been advised and herewith agrees that the restrictive covenant contained within this paragraph is a specific condition and material inducement to New Sky to purchase the shares of DSC, and IE, and that New Sky has specifically stated that the offer to purchase shares of DSC, or IE, provided for in this contract would not be offered to Shareholders if he or she did not consent to and execute this restrictive covenant. The parties agree, however, that Shareholders Christine Wicker and Kenneth Wicker, are Executors of the Estate of Ralph Wicker and Dave Wicker is employed by the Estate business and these Shareholders involvement in the Ralph Wicker Estate business, shall not violate this clause.

                   b) This covenant shall not apply if there is a material and willful breach of any term of this Agreement by New Sky or if the Shareholders elect to terminate this agreement pursuant to Paragraph 2 above.

                   c) Each Shareholder agrees that the contents of this Agreement and any information obtained regarding the business practices and methods of New Sky are confidential, including but not limited to, any and all patents, technology or trade secrets owned or held by New Sky, any Shareholder, DSC, or IE, and shall not be disclosed or discussed with any third party unless required by law.

           6. DOCUMENT EXECUTION. Shareholders agrees to execute any and all instruments and documentation deemed necessary by New Sky, in its sole discretion, to effectuate the conveyances and assignments set forth in this Agreement, including but not limited to, licenses to technology, and trade secrets.

           7. REPRESENTATIVES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective assigns, successors, heirs and legal representatives.

           8. GOVERNING LAW. This Agreement is deemed made and executed in the State of New York and the Supreme Court of that State, in and for the County of Monroe, is hereby deemed to be the sole and convenient forum for the resolution of disputes under this Agreement. The parties hereto agree that, except for any and all remedies available under Section 5 herein, the parties shall seek money damages only for any dispute under this Agreement and shall not seek injunctive relief nor in any manner interfere with, hinder or delay the business operations and exploitation of intellectual property of the other party.

            9. INDEMNIFICATION. Each party hereto agrees to indemnify and hold harmless the other, its agents and employees, against each and every claim, demand, loss, liability, damage or expense (including without limitation, any settlement payment, reasonable attorneys' fees and other expenses incurred in litigation or settlement of any claim) of whatever nature suffered by the other party arising out of or in connection with the conduct of that party prior to the commencement of this Agreement, or any breach or misrepresentation contained in this Agreement or in any exhibit, certificate or document required to be furnished in connection with or pursuant to this Agreement.

                                                NEW SKY COMMUNICATIONS, INC.
        SEAL
                                                By: /S/ PATRICK WHITE
                                                    --------------------
                                                    President

                                                    /S/ DAVID WICKER
                                                    --------------------
                                                    David Wicker

                                                    /S/ CHRISTINE WICKER
                                                    --------------------
                                                    Christine Wicker


                                                    /S/ THOMAS M. WICKER
                                                    -------------------------
                                                    Thomas M. Wicker

                                                    /S/ KENNETH WICKER
                                                    --------------------------
                                                    Kenneth Wicker

                                                    /S/ MICHAEL CATON
                                                    ------------------------
                                                    Michael Caton

                                   SCHEDULE A


A.) Sub-license of the license for USA Patent # 5,707,083 Wicker 2000 Trade Secrets including plates and Films at Tucker Printers, subject to the terms of the license agreement with the estate of Ralph Wicker.

B.) License agreement for USA Patent #5,454,598 Perf Product and Process, including the right to sub-license.





























Initials:___ Initials:___ Initials:____ Initials:___ Initials:___ Initials:___

                                   SCHEDULE B

DOCUMENT SECURITY CONSULTANTS LICENSEE LIST
     1. AMERICAN BANKNOTE COMPANY, DAVID ELLIOT, 711 ARMSTRONG LANE, COLUMBIA, TENNESSEE 38401, (931 388-3003

     2. University of Texas Southwestern Medical Center, Jubal Mathis, 5323 Harry Hines Blvd., Dallas, Texas 75390-9079, (214) 648-6086

     3. RR Donnelly Direct Company, Diana Wilson, P.O. Box 400, Newark, Ohio 43058-0400, (&40) 929-8155

     4. Monroe Litho, Cheryl White, 39 Delevan Street, Rochester, New York 14605, (585) 454-3290

     5. PrintSouth Corporation, Angie Gibson, 2840 Sprouse Drive, Richmond, Virginia 23231, (800) 221-2925 ext. 2237

     6. Blanks/USA, Gil Vander Ham, 8625, Xylon Court North, Minneapolis, Minnesota 55445-1840, (800) 328-7311

     7. Adlertech International, Inc., Andrew McTaggart, 1235 Bay Street, Suite 1000, Toronto, Ontario, Canada M5R 3K4, (416) 961-8330


IMPERIAL ENCRYPTION, INC. LICENSEE LIST


     1. Bradley Graphic Solutions, Brian Bailey, 941 Mill Road, Bensalem, Pennsylvania 19026, (800) 638-8223

     2. Highland Computer Forms, Inc., Steve Patton, 1025 West Main Street, Hillsboro, Ohio 45133, (800) 669-5213

     3. Giraffe Business Forms, Mr. Brotege, 212 South 12th Street, Louisville, Kentucky 40203, (800) 800-5822

     4. Forms Pro, John Strange, 3120 Syene Road, P.O. Box 9628, Madison, Wisconsin 53715-0628, (608) 273-2445

     5. Transcontinental, Ruth McCaw, 11 Friends Lane, Newton, Pennsylvania 18940, (800) 341-0113

     6. Freedom Graphic Systems, Inc., 1101 s. Jamesville Road, Milton, Wisconsin 53563, Steve Bickle, (800) 334-3540

     7. International Business Systems, Donna, 431 Yerkers Road, King of Prussia, Pennsylvania 19406, (800) 220-1255

                              SCHEDULE B CONTINUED


 IMPERIAL ENCRYPTION, INC. LICENSEE LIST CONTINUED

     8. Gulf Business Forms, Allan Doane, P.O. Box 1073, 2460 South 35, San Marcos, Texas 78667-1073, (512) 353-8310

     9. Cohber Press, Inc., William Bachmann, P.O. Box 93100, Henrietta, NY 14692, (585) 475-9100

     10.   Chris Hoffman, 10764 South US Highway #1. Port St. Lucie, Florida
           34952

     11.   Tucker Printers, 270 Middle Road, Henrietta, New York 14467, Dino,
           (585) 359 3030





















Initials:___ Initials:__ Initials:____ Initials:___ Initials:_____ Initials:____

                                   SCHEDULE C

1) Existing sub-license agreements set forth below, including future royalties and income for charges for films produced in the future for such licensees. Subject to a twenty percent (20%) royalty payable to the estate of Ralph Wicker, per the license agreement therefor between DSC and Ralph Wicker.

   A) American Banknote Company

   B) University of Texas Southwestern Medical Center

   C) RR Donnelly Direct Company

   D) Monroe Litho

   E) PrintSouth Corporation

   F) Blanks USA

  G) Adlertech International, Inc.


2) 21 Website domains.

3) Distributor contracts with Blanks and NoCopi and contract with Clampitt

4) Customer list of 93 retail customers.

5) Inventory of approximately 300,000 sheets of security paper.

6) Accounts receivable of approximately $32,000.

7) All right, title and interest in films and plates at Tucker Printers for Wicker 2000 technology.













Initials:___ Initials:__ Initials:____ Initials:___ Initials:_____ Initials:____









EXHIBIT B.
                              EMPLOYMENT AGREEMENT

           AGREEMENT made this 1st day of November, 2002 by and between NEW SKY COMMUNICATIONS, INC., a New York corporation with offices at 36 West Main Street, Suite 710, Rochester, New York 14614, hereinafter referred to as "New Sky" and DAVID WICKER, residing at 45 Red School Road, Dansville, NY 14437; hereinafter referred to as "Wicker."

           WHEREAS Wicker is desirous of licensing or transferring to New Sky all of his right, title and interest in certain technology, and sub-license contracts, and all of his stock in Document Security Consultants Corp. ("DSC") and being employed by New Sky and New Sky is desirous of employing the services of Wicker;

           NOW, the parties hereto covenant and agree as follows:

           1. ASSIGNMENT OF SUB-LICENSE IN CONTRACTS, AND CORPORATE STOCK. Wicker does simultaneously herewith, by separate Agreement, grant a license to New Sky for certain technology, and trade secrets relating to security paper and anti-counterfeiting technology owned, held or controlled by Wicker and/or DSC, and sells, assigns and conveys to New Sky all right, title and interest in all grants of licenses to such technology and all of the outstanding stock of DSC owned by him and others.

           2. EMPLOYMENT. New Sky shall employ Wicker for an initial salary of $52,000.00 per year, a grant of 75,000 unregistered, restricted common shares of New Sky common stock, which shall be deemed earned, due and payable upon the execution of this Agreement. The term of employment shall be two (2) years unless sooner terminated according to the terms of this Agreement. This employment agreement may be renewed and extended thereafter, for additional two
(2) year terms, upon the election of both parties hereto. Wicker's employment shall commence upon the completion of the conditions precedent set forth herein. The provisions of Section 6 hereof shall survive any termination, non-renewal or assignment of this Agreement.

           3. DUTIES. Wicker's duties under this Agreement shall include, but not be limited to, serving as an officer and member of the Board of Directors of New Sky Communications, Inc., if the company so elects; selling and marketing, in conjunction and cooperation with Thomas M. Wicker and Thomas M. Wicker Enterprises, Inc. and Patrick White and Lester Levin, Inc. d/b/a Patrick Printing, printing services, and security paper and anti-counterfeiting related products developed and to be developed in the future by Wicker or New Sky, and such other duties as may be assigned to him from time to time by New Sky. The parties hereto agree that all future proprietary intellectual property or technology developed during the term of Wicker's employment by New Sky shall be deemed to be developed by Wicker for New Sky on a work-for-hire basis and all right, title and interest in such intellectual property and technology shall be the sole and exclusive property of New Sky.

           4. CONDITIONS PRECEDENT. This Agreement shall be subject to the condition precedent, and shall not commence until the completion of such condition, that all shareholders of DSC, including Wicker, enter into a separate agreement with New Sky granting sub-licenses to certain technology and trade secrets, assigning to New Sky all right, title and interest in certain outstanding sub-licenses to the patents, technology and trade secrets and all of the outstanding stock of DSC to New Sky by himself and others.

           5. WARRANTIES AND REPRESENTATIONS. Wicker warrants and represents the following:

                    a) The rendering of services by Wicker to New Sky hereunder is free and unencumbered by any and all claims by or agreements with any other parties.

           6. RESTRICTIVE COVENANT.

                    a) Wicker acknowledges that the services he shall perform for New Sky are an integral part of the business of New Sky, and that if Wicker renders services similar to those rendered to New Sky hereunder, for two (2) years after the termination of the employment relationship with New Sky, by him, the same shall cause New Sky significant financial detriment which could not be precisely determined at the time. Therefore, Wicker acknowledges that he has been advised and herewith agrees that the restrictive covenant contained within this paragraph is a specific condition of employment, and that New Sky has specifically stated that the employment provided for in this contract would not be offered to Wicker if he did not consent to and execute this restrictive covenant. The parties agree however, that Wicker's performance of services to the Estate of Ralph Wicker business shall not violate this clause.

                     b) In the event of the termination, or non-renewal of Wicker's employment relationship with New Sky, Wicker agrees that he shall not engage in rendering services the same or similar to those rendered to New Sky hereunder and set forth in Section 4 above, directly or indirectly, for a period of two (2) years following his termination, or non-renewal, of this Agreement. This covenant shall not apply if there is a willful breach of any term of this Agreement by New Sky, or that in the event of termination of the New Sky DSC Contract, pursuant to Clause 2.

                     c) Wicker agrees that the contents of this Agreement and any information obtained regarding the business practices and methods of New Sky are confidential, including but not limited to, any and all patents, technology or trade secrets owned, sub-licensed to, transferred to, or developed by or for New Sky by anyone, and shall not be disclosed or discussed with any third party unless required by law.

                     7. APPARENT AUTHORITY. Wicker shall have no authority to contract for or obligate New Sky in any respect except that provided in writing by New Sky.

                     8. REPRESENTATIVES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective assigns, successors, heirs and legal representatives, but neither this Agreement nor any of the rights hereunder shall be assignable by Wicker, his personal representatives or beneficiaries, as they constitute unique personal services.

                     9. GOVERNING LAW. This Agreement is deemed made and executed in the State of New York and the Supreme Court of that State, in and for the County of Monroe, is hereby deemed to be the sole and convenient forum for the resolution of disputes under this Agreement. The parties hereto agree that, except for any and all remedies available under Section 7 herein, the parties shall seek money damages only for any dispute under this Agreement and shall not seek injunctive relief nor in any manner interfere with, hinder or delay the business operations and exploitation of intellectual property of the other party.

                     10. INDEMNIFICATION. Each party hereto agrees to indemnify and hold harmless the other, its agents and employees, against each and every claim, demand, loss, liability, damage or expense (including without limitation, any settlement payment, reasonable attorneys' fees and other expenses incurred in litigation or settlement of any claim) of whatever nature suffered by the other party arising out of or in connection with the conduct of that party prior to the commencement of this Agreement, or any breach or misrepresentation contained in this Agreement or in any exhibit, certificate or document required to be furnished in connection with or pursuant to this Agreement.


                                                  NEW SKY COMMUNICATIONS, INC.
                   SEAL


                                                   By: /S/ PATRICK WHITE
                                                       ---------------------
                                                       President



                                                       /S/ DAVID WICKER
                                                       ------------------------
                                                       David Wicker